                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                             FIXED INCOME PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Agency Fixed Rate Mortgages              45.7%
Asset Backed Corporates                  12.8%
Asset Backed Mortgages                    0.3%
Collateralized Mortgage
Obligations--
Agency Collateral Series                  4.0%
Commercial Mortgages                      1.3%
Finance                                   5.2%
Industrials                               7.2%
Telephones                                1.8%
Transportation                            0.7%
U.S. Treasury Securities                 34.5%
Utilities                                 0.2%
Yankee Bonds                              4.2%
Other                                   -17.9%

PERFORMANCE COMPARED TO THE SALOMON BROAD INVESTMENT GRADE INDEX(1)
------------------------------------

                           TOTAL RETURNS(2)
                     -----------------------------
                                  AVERAGE ANNUAL
                                       SINCE
                      ONE YEAR     INCEPTION(3)
                     ----------  -----------------
PORTFOLIO..........       7.90%          8.94%
INDEX..............       8.72%          9.45%

1. The Salomon Broad Investment Grade Index is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                  PERCENT OF
ISSUER                          INDUSTRY          NET ASSETS
-----------------------  ----------------------  -------------
U.S. Treasury                U.S. Treasury
 Securities                    Securities              34.5%
Federal National           Agency Fixed Rate
 Mortgage Association          Mortgages               22.9%
Federal Home Loan          Agency Fixed Rate
 Mortgage Corporation          Mortgages               17.9%
Government National        Agency Fixed Rate
 Mortgage Association          Mortgages                8.7%
UCFC Home Equity Loan         Asset Backed              1.6%
                               Corporates

TOP FIVE SECTORS
                                        VALUE     PERCENT OF
INDUSTRY                                (000)     NET ASSETS
------------------------------------  ---------  -------------
Agency Fixed Rate Mortgages           $  19,816        45.7%
U.S. Treasury Securities                 14,959        34.5%
Asset Backed Corporates                   5,536        12.8%
Industrials                               3,111         7.2%
Finance                                   2,235         5.2%

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Fixed Income Portfolio   Salomon Broad Investment Grade(1)
1/2/1997*                  $10,000                             $10,000
12/31/97                   $10,993                             $11,014
12/31/98                   $11,861                             $11,974

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Fixed Income Portfolio seeks an above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Government and Agencies securities, corporate bonds, mortgage-backed securities, foreign bonds and other fixed income securities and derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

For the year ended December 31, 1998, the Portfolio had a total return of 7.90% as compared to 8.72% for the Salomon Broad Investment Grade Index (the "Index"). For the period since inception on January 2, 1997 through December 31, 1998, the Portfolio had an average annual total return of 8.94% compared to 9.45% for the Index.

The past year was a difficult one for investors, as fears of a global economic crisis affected capital markets throughout the world. As a consequence of the economic and financial turmoil, many fixed-income investors sought refuge in assets perceived to be less risky, such as U.S. Treasury securities,

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

in a classic "flight to quality." During this same period, the total returns of non-Treasury fixed-income securities, such as corporates and mortgages, severely lagged those of Treasuries with similar levels of interest rate risk.

As difficult as 1998 was for all market participants, it was even more challenging for value-oriented fixed income investors, such as ourselves. While we always maintain a well-diversified, call-protected, high credit quality profile, our disciplined value style typically leads us to emphasize opportunities in corporates, mortgages, and other non-Treasury sectors. Although this strategy has generated very favorable returns over longer time horizons, it proved less successful in 1998 as a consequence of highly unusual market conditions.

In terms of performance attribution, our interest rate sensitivity, yield curve, and non-dollar management decisions together had a mildly favorable impact on relative performance; in contrast, the corporate and mortgage sectors detracted from relative performance.

For most of the first half of the year, the Portfolio was positioned in a mildly defensive manner, with interest rate sensitivity held slightly below that of the benchmark. The international situation did deteriorate enough, however, to precipitate a major change in the course of U.S. financial markets (a "flight-to-quality") and monetary policy (a greater likelihood of accommodation by the Federal Reserve). In recognition of the very powerful global economic and financial forces, we brought Portfolio interest rate sensitivity back to a neutral posture in July, which we believed was a very prudent response until we could assess the implications of the crisis.

We also responded to the reshaping of the yield curve that accompanied the flight-to-quality rally. Interest rates on intermediate Treasuries dropped much faster than long bond yields, creating an unusually steep yield curve between the 5-year and 30-year sectors. Consequently, in late September we established a yield curve flattening position. While this position performed poorly at first, by December it had added to relative Portfolio returns; most of this strategy remains in place at this time.

Following the Fed's surprise rate cut of mid-October, and a calming of fears of a global liquidity squeeze, Treasury yields increased significantly. In mid-November, we brought interest rate sensitivity slightly above that of the benchmark. This longer-than-benchmark interest rate sensitivity position did add to performance in the November-December period, and remains in place at this time.

Throughout 1998, we maintained an exposure to the U.S. Treasury's inflation-protected securities (TIPS). This investment was disappointing as TIPS failed to keep pace with the rally in nominal Treasuries. By the fourth quarter, however, the yield difference between TIPS and nominal Treasuries had fallen below the inflation rate, so that the inflation compensation portion of TIPS returns actually added to relative returns. This is one reason we are maintaining our TIPS holdings; more importantly, the real yield on TIPS, at around 3 3/4 percent, is highly attractive.

Non-dollar bonds played only a minor role in our Portfolio in 1998. Real bond yields across the other major industrialized countries were equal to or lower than in the U.S. Europe's yield curve was steeper than the U.S. yield curve, and for this reason we maintained a small allocation to German bonds during the first half of the year. We brought this position to zero in the third quarter, however, after a period of sharp outperformance of German bonds relative to Treasuries.

The corporate market experienced one of its worst periods in 1998. The global turmoil, compounded by the effects of leverage employed by some market participants, led the Lehman Corporate Index, a proxy for investment-grade corporates, to underperform Treasuries. Not surprisingly, corporate management detracted slightly from our performance in 1998. Our commitment to corporate holdings has been and continues to be driven by our research on the performance and default experience of the corporate market. This research indicates that owning corporate bonds and bearing the associated credit risk is a rewarding long-term strategy, generating returns well in excess of Treasuries. While this strategy was not successful last year, it has been a very sound and successful long-term strategy for our clients over longer periods of time.

Yield spreads on corporates doubled last year to levels not seen since the 1990-91 recession. We believed that these yield spread levels were unwarranted. In sharp contrast to the 1990-91 period, default rates are currently quite low; corporate balance sheets are generally in good shape due to more prudent use of leverage; upgrades in credit quality ratings are still outpacing downgrades; and, finally, cash flow is improving in many of the companies whose securities we own. In this particular case, where the worst case outcome appeared to be more than adequately reflected in yield spreads, we believed that the total return potential for corporates was unusually high. In particular, we focused on securities which would maintain the deflation role of the Portfolio, such as long-maturity, high-quality industrial and utility holdings. We continue to believe that these securities are among the best positioned to benefit from a narrowing of yield spreads.

As noted earlier, 1998 was a difficult environment for non-Treasury securities, and mortgage securities were no exception, as the Salomon Mortgage Index dramatically underperfomed Treasuries. Mortgage management detracted from relative performance of the overall Portfolio last year. As mortgage yield spreads widened over the course of the year--to levels not seen in over a

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

decade--we increased the mortgage allocation. This was accomplished primarily by increasing exposure to Agency fixed-rate pass-throughs. We have also found that these Agency fixed-rate pass-throughs offer better value when purchased on a forward basis in the TBA (to be-announced) market; accordingly, this strategy was a key part of our mortgage approach last year.

The Portfolio ended the year with about the same amount of prepayment risk as the broader market indices, such as the Salomon Broad and the Lehman Aggregate, despite the large overweighting in mortgages. We were able to achieve this primarily as a consequence of our concentration in lower-coupon, discount securities (i.e., those trading below par); this enabled the Portfolio to increase its sensitivity to attractive mortgage spreads while not increasing overall prepayment sensitivity relative to the broader market indices.

While our value approach to fixed-income management has generated impressive longer-term performance, the global economic and financial turmoil of 1998 created a highly unique environment in which the notion of value was temporarily discarded, adversely affecting our relative performance. Yet it is important to note that the underperformance of corporates and mortgages last year was almost exclusively a "price effect," a mark-to-market phenomenon precipitated by the unwinding of speculative positions by some market participants, and not by unanticipated deterioration in either actual corporate credit quality or unexpected trends in mortgage prepayment rates; in reality, the quality and timing of the cash flows of the securities which we follow have been as good as, or better than, expected. And while we are disappointed in our near-term results, many of the market opportunities available to us as we enter 1999 are among the best we have seen in years. Accordingly, we remain very confident that our disciplined value approach to the creation and maintenance of a well-diversified, call-protected, high credit quality Portfolio, will be successful over a full market cycle.

January 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1998

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
-----------------------------------------------------------------------

FIXED INCOME SECURITIES (117.9%)
  AGENCY FIXED RATE MORTGAGES (45.7%)
  Federal Home Loan Mortgage Corporation
    Conventional Pools:
$      500   7.125%, 7/21/99..................................  $   506
       263   10.00%, 10/1/10-12/1/19..........................      286
        71   10.50%, 1/1/10-5/1/19............................       78
       153   11.50%, 10/1/15-5/1/19...........................      173
    Gold Pools:
       153   9.50%, 12/1/22...................................      166
       138   10.00%, 6/1/17...................................      151
    January TBA:
     2,600   6.00%, 1/15/29...................................    2,568
    March TBA:
     2,100   6.00%, 3/17/28...................................    2,073
    July TBA:
     1,150   6.00%, 1/15/29...................................    1,136
  Federal National Mortgage Association Conventional Pools:
       382   10.00%, 9/1/10-5/1/22............................      417
        17   10.50%, 1/1/16...................................       18
       445   11.00%, 3/1/19-11/1/20...........................      499
        96   11.50%, 7/1/13-11/1/19...........................      109
        48   12.00%, 11/1/11-9/1/12...........................       55
        22   13.00%, 10/1/15..................................       26
    January TBA:
     6,325   6.00%, 12/15/28-1/25/29..........................    6,243
    February TBA:
     1,550   6.00%, 2/15/29...................................    1,528
  Government National Mortgage Association:
    Adjustable Rate Mortgages:
       353   6.00%, 9/20/27...................................      356
       269   6.50%, 11/20/27..................................      271
       126   6.875%, 4/20/25-6/20/25..........................      128
       143   6.875%, 6/20/25..................................      144
       313   7.00%, 3/20/25-7/20/25...........................      316
    Various Pools:
        77   6.50%, 10/20/27..................................       78
       218   6.875%, 4/20/25-5/20/25..........................      220
       111   7.00%, 3/20/25...................................      112
       385   9.00%, 11/15/17..................................      413
       855   10.00%, 11/15/09-11/15/20........................      935
       374   10.50%, 9/15/17-8/15/20..........................      413
       234   11.00%, 12/15/09-4/15/20.........................      263
        44   11.50%, 2/15/13-9/15/15..........................       50
        75   12.00%, 12/15/13-12/15/14........................       85
                                                                -------
                                                                 19,816
                                                                -------
  ASSET BACKED CORPORATES (12.8%)
       200   Advanta Mortgage Loan Trust, Series 97-4 A2
               6.53%, 9/25/12.................................      200
             Arcadia Automobile Receivables Trust, Series:
        50   97-C A4 6.375%, 1/15/03..........................       50
        75   97-D A3 6.20%, 5/15/03...........................       75
       125   98-A A3 5.90%, 11/15/02..........................      125
        49   Chevy Chase Auto Receivables Trust, Series 97-4 A
               6.25%, 6/15/04.................................       50
        24   CIT Group Home Equity Loan Trust, Series 97-1 A3
               6.25%, 9/15/01.................................       24
       200   Comed Transitional Funding Trust, Series 98-1 A1
               5.38%, 3/25/02.................................      200
        27   Daimler Benz Auto Grantor Trust, Series 97-A A
               6.05%, 3/31/05.................................       27
       200   Daimler Benz Vehicle Trust 98-A A2 5.23%,
               12/20/01.......................................      200

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
-----------------------------------------------------------------------
             Empire Funding Home Loan Owner Trust, Series:
$      375   97-4 A2 7.16%, 5/25/12...........................  $   375
        75   97-5 A2 6.59%, 5/25/14...........................       75
        89   98-2 A1 5.65%, 4/25/08...........................       89
        72   EQCC Home Equity Loan Trust, Series 98-1 A1F
               6.21%, 12/15/07................................       72
             First Plus Home Loan Trust, Series:
        71   97-3 A2 6.48%, 9/10/08...........................       71
       200   97-4 A2 6.30%, 8/10/09...........................      200
       114   98-4 A1 5.65%, 10/12/09..........................      113
             First Security Auto Grantor Trust, Series:
       464   97-B A 6.10%, 4/15/03............................      467
       159   98-A A 5.97%, 4/15/04............................      160
       100   Ford Credit Auto Owner Trust, Series 97-B A3
               6.05%, 3/15/01.................................      100
       174   General Motors Acceptance Corp., Series 97-A A
               6.50%, 4/15/02.................................      175
        47   Green Tree Financial Corp., Series 97-7 A3 6.18%,
               9/15/09........................................       47
             Green Tree Home Improvement Loan Trust, Series:
       105   97-D HEA3 6.39%, 9/15/28.........................      105
       200   98-E HIA1 5.907%, 12/15/24.......................      200
       147   Harley-Davidson Eaglemark Motorcycle Trust,
               Series 98-3 A1 5.41%, 3/15/03..................      147
             Honda Auto Receivables Grantor Trust, Series
       170   97-A A 5.85%, 2/15/03............................      170
       187   97-B A 5.95%, 5/15/03............................      187
       125   IMC Home Equity Loan Trust, Series 98-1 A2 6.31%,
               12/20/12.......................................      125
       152   IndyMac Home Equity Loan, Series 98-A A1 5.724%,
               9/25/20........................................      152
       101   Nissan Auto Receivables Grantor Trust, Series
               97-A A 6.15%, 2/17/03..........................      101
       126   Residential Funding Mortgage Securities Co.,
               Inc., Series 98-HI2 A1 5.696%, 2/25/10.........      125
    (e)150   Team Fleet Financing Corp., Series 98-3A 6.13%,
               10/25/04.......................................      149
        76   The Money Store Home Equity Trust, Series 96-B A5
               7.18%, 12/15/14................................       76
             UCFC Home Equity Loan, Series:
       250   97-D A2 6.475%, 6/15/12..........................      251
        79   98-A A1 5.358%, (Floating Rate) 7/15/11..........       78
       125   98-A A2 6.135%, (Floating Rate) 3/15/14..........      125
       118   98-B A1 5.65%, (Floating Rate) 6/15/10...........      118
       141   98-C A1 5.706%, (Floating Rate) 1/15/13..........      140
             WFS Financial Owner Trust, Series:
       166   97-C A3 6.01%, 3/20/02...........................      167
       150   97-D A3 6.25%, 3/20/02...........................      150
        75   World Omni Automobile Lease Securitization Corp.,
               Series 97-B A2 6.08%, 11/15/03.................       75
                                                                -------
                                                                  5,536
                                                                -------
  ASSET BACKED MORTGAGES (0.3%)
       150   Contimortgage Home Equity Loan Trust, Series 98-2
               A2B PAC, 5.565%, 3/15/13.......................      149
                                                                -------
  COLLATERALIZED MORTGAGE OBLIGATIONS--
    AGENCY COLLATERAL SERIES (4.0%)
  Federal Home Loan Mortgage Corporation, Series:
       110   1381 SB Inv Fl IO REMIC 10.702%, 10/15/07........       18
       107   1710-D (Floating Rate) 6.013%, 6/15/20...........      108
       408   186 IO Strip 8.00%, 8/1/27.......................       67
         5   1933-FM REMIC (Floating Rate) 6.313%, 3/15/25....        5
        10   1933-FO REMIC (Floating Rate) 6.313%, 3/15/25....       10

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
-----------------------------------------------------------------------

  Federal Home Loan Mortgage Corporation, Series: (cont.)

$      171   2030-F (Floating Rate) 6.035%, 2/15/28...........  $   172
        65   2031-F 5.985%, 10/15/26..........................       65
        98   2054-FC (Floating Rate) 6.025%, 5/15/28..........       98
       250   98-IB IO PAC 8.00%, 7/15/27......................       61
  Federal National Mortgage Association, Series:
       452   291-2 IO 8.00%, 11/1/27..........................       75
       192   93-205 H PO REMIC, 9/25/23.......................      129
        88   94-50 FD REMIC (Floating Rate) 6.11%, 3/25/24....       89
         8   96-14 PC PO, 12/25/23............................        7
         8   96-54 O PO, 11/25/23.............................        7
       187   97-70 FA REMIC PAC (11) (Floating Rate) 6.075%,
               7/18/20........................................      188
       186   98-22 FA REMIC (Floating Rate) 5.951%, 4/18/22...      186
       350   MTN, Series B 6.02%, 9/20/99.....................      353
  Government National Mortgage Association
       850   Series 97-13 SB IO (Floating Rate) 2.438%,
               9/16/27........................................       87
                                                                -------
                                                                  1,725
                                                                -------
  COMMERCIAL MORTGAGES (1.3%)
        70   American Southwest Financial Securities Corp.,
               Series 93-2 A1 7.30%, 1/18/09..................       73
             Asset Securitization Corp., Series:
       119   95-MD4 A1, 7.10%, 8/13/29........................      123
       247   97-D5 PS1 IO, (Floating Rate) 1.385%, 2/14/41....       24
        70   BA Mortgage Securities, Inc., Series 97-1 A2
               (Floating Rate), 6.148%, 7/25/26...............       71
        50   Lehman Large Loan, Series 97-LLI A2 6.84%,
               9/12/06........................................       53
       200   Salomon Brothers Mortgage Securities, Series
               98-NC7 A1 6.063%, 12/25/28.....................      199
                                                                -------
                                                                    543
                                                                -------
  FINANCE (5.2%)
        60   Associates Corp. of North America
               6.95%, 11/1/18.................................       64
       110   BankAmerica Capital Corp., Series 2
               8.00%, 12/15/26................................      123
        75   BankAmerica Corp. 6.25%, 4/1/08..................       77
       175   BankBoston Home Equity Loan Trust, Series 98-2 A1
               6.28%, 11/25/10................................      175
       140   BT Preferred Capital Trust, Series II 7.875%,
               2/25/27........................................      146
       100   EOP Operating LP 6.763%, 6/15/07.................       98
        60   Equifax, Inc. 6.90%, 7/1/28......................       62
       115   Equitable Cos., Inc. 6.50%, 4/1/08...............      119
     (e)20   Equitable Life Assurance Society of the U.S.,
               Series 1A 6.95%, 12/1/05.......................       21
       100   Farmers Exchange Capital 7.05%, 7/15/28..........      100
    (e)110   First Chicago NBD Corp., Series A 7.95%,
               12/1/26........................................      122
       100   First Union Institutional Capital I 8.04%,
               12/1/26........................................      112
    (e)150   Florida Windstorm Underwriting Associates 6.70%,
               8/25/04........................................      155
    (e)105   GS Escrow Corp. 7.125%, 8/1/05...................      104
       120   HMH Properties, Series A 7.875%, 8/1/05..........      118
        85   Liberty Financial Co. 7.625%, 11/15/28...........       92
       145   Merrill Lynch & Co., Inc. 6.50%, 7/15/18.........      144
     (e)95   Prime Property Funding II 7.00%, 8/15/04.........       95
    (e)150   Prudential Insurance Co. 8.30%, 7/1/25...........      180
       115   Washington Mutual Capital 8.375%, 6/1/27.........      128
                                                                -------
                                                                  2,235
                                                                -------
   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
-----------------------------------------------------------------------
  INDUSTRIALS (7.2%)
$    (e)45   Allied Waste of North America 98-NC7 A1 7.875%,
               1/1/09.........................................  $    46
        60   American Standard Cos. 7.375%, 4/15/05...........       61
        60   CalEnergy Co., Inc. 8.48%, 9/15/28...............       68
        90   CBS Corp. 7.15%, 5/20/05.........................       95
             Columbia/HCA Healthcare
        80   7.19%, 11/15/15..................................       72
        70   7.58%, 9/15/25...................................       63
        25   9.00%, 12/15/14..................................       28
       110   Continental Cablevision 8.30%, 5/15/06...........      122
        45   Cox Communications, Inc. 6.80%, 8/1/28...........       47
       100   CSC Holdings, Inc. 7.875%, 12/15/07..............      106
             DR Structured Finance, Series:
        74   93-K1 A1, 6.66%, 8/15/10.........................       70
        10   94-K2 A2, 9.35%, 8/15/19.........................       10
       205   Enron Corp. 6.95%, 7/15/28.......................      206
             Ford Motor Co.
        20   6.50%, 8/1/18....................................       21
        70   6.625%, 10/1/28..................................       72
        85   Fred Meyer, Inc. 7.375%, 3/1/05..................       90
       120   General Motors Corp. 6.75%, 5/1/28...............      125
       115   J Seagram & Sons 7.60%, 12/15/28.................      116
       160   Kmart Funding Corp., Series F 8.80%, 7/1/10......      168
       125   Kroger Co. 6.80%, 12/15/18.......................      126
             Lenfest Communications, Inc.
        90   7.625%, 2/15/08..................................       94
        55   8.375%, 11/1/05..................................       59
    (e)200   Monsanto Co. 6.60%, 12/1/28......................      201
             News America, Inc.
       120   7.28%, 6/30/28...................................      124
        10   8.875%, 4/26/23..................................       12
    (e)100   Oxymar 7.50%, 2/15/16............................       96
       100   Paramount Communications, Inc. 8.25%, 8/1/22.....      109
     (n)70   Rhone-Poulenc Rorer, Inc., Series 92-A3 8.62%,
               1/5/21.........................................       77
       165   Scotia Pacific Co., LLC 7.71%, 7/20/28...........      147
     (e)90   Tenet Healthcare Corp. 7.625%, 6/1/08............       91
        85   Tennessee Gas Pipeline Co. 7.00%, 10/15/28.......       87
             Time Warner Cos., Inc.
        45   6.95%, 1/15/28...................................       48
       125   7.57%, 2/1/24....................................      141
       110   USA Waste Services 7.00%, 7/15/28................      113
                                                                -------
                                                                  3,111
                                                                -------
  TELEPHONES (1.8%)
             Comcast Cable Communications
        35   8.375%, 5/1/07...................................       40
        85   Series E, 6.20%, 11/15/08........................       87
       100   GTE Corp. 6.94%, 4/15/28.........................      108
     (n)20   Intermedia Communications of Florida 0.00%,
               5/15/06........................................       16
             Intermedia Communications Inc., Series:
        15   B, 8.50%, 1/15/08................................       14
       135   B, 8.60%, 6/1/08.................................      129
       210   MCI WorldCom, Inc. 6.95%, 8/15/28................      226
    (n)100   Qwest Communications International Inc., Series
               B, 0.00%, 2/1/08...............................       76
             TCI Communications, Inc.
        30   7.125%, 2/15/28..................................       33
        50   7.875%, 2/15/26..................................       59
                                                                -------
                                                                    788
                                                                -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
-----------------------------------------------------------------------
  TRANSPORTATION (0.7%)
$      125   Continental Airlines, Series 98-1 A 6.648%,
               9/15/17........................................  $   126
             Union Pacific Corp.
       110   6.625%, 2/1/08...................................      113
        75   Series E, 6.79%, 11/9/07.........................       78
                                                                -------
                                                                    317
                                                                -------
  U.S. TREASURY SECURITIES (34.5%)
     3,525   U.S. Treasury Bond 8.75%, 8/15/20................    5,017
             U.S. Treasury Notes
     6,100   6.375%, 3/31/01..................................    6,323
     1,987   3.375%, 1/15/07 (Inflation Indexed)..............    1,922
       717   3.625%, 7/15/02 (Inflation Indexed)..............      711
       837   3.625%, 1/15/08 (Inflation Indexed)..............      822
    (j)500   U.S. Treasury Strips PO, 2/15/19.................      164
                                                                -------
                                                                 14,959
                                                                -------
  UTILITIES (0.2%)
             Niagara Mohawk Power, Series:
        47   G, 7.75%, 10/1/08................................       51
     (n)66   H, 0.00%, 7/1/10.................................       51
                                                                -------
                                                                    102
                                                                -------
  YANKEE (4.2%)
    (e)200   AST Research, Inc. 7.45%, 10/1/02................      176
       120   Cable & Wireless Communications 6.75%, 12/1/08...      122
             Empresa Nacional Electricidad
        30   7.325%, 2/1/37...................................       27
       105   7.75%, 7/15/08...................................      100
        75   Glencore Nickel Property Ltd. 9.00%, 12/1/14.....       60
        65   Grupo Minero Mexicano S.A. de CV, Series A 8.25%,
               4/1/08.........................................       56
    (e)200   Hutchinson Whampoa Financial, Series B 7.45%,
               8/1/17.........................................      175
       135   Korea Development Bank 7.375%, 9/17/04...........      122
        50   Multicanal S.A., Series C 10.50%, 4/15/18........       42
             National Power Corp.
        25   7.875%, 12/15/06.................................       22
        25   8.40%, 12/15/16..................................       20
    (e)100   Petroliam Nasional Bhd. 7.125%, 10/18/06.........       82
    (e)115   Petrozuata Finance, Inc. 8.22%, 4/1/17...........       82
    (e)275   Ras Laffan Liquefied Natural Gas Co. 8.294%,
               3/15/14........................................      230
             Republic of Argentina:
       230   Par, Series L, (Floating Rate) 5.50%, 3/31/23....      166
     (n)80   Series L, 5.75%, 3/31/23.........................       58
       105   Republic of Colombia 8.70%, 2/15/16..............       83
       250   United Mexican States Par Bond 6.25%, 12/31/19...      195
                                                                -------
                                                                  1,818
                                                                -------
TOTAL FIXED INCOME SECURITIES (COST $50,746)..................   51,099
                                                                -------
SHORT-TERM INVESTMENT (15.4%)
  REPURCHASE AGREEMENT (15.4%)
     6,689   Chase Securities, Inc. 4.45%, dated 12/31/98, due
               1/4/98, to be repurchased at $6,692,
               collateralized by U.S. Treasury Bonds, 8.125%,
               due 8/15/19, valued at $6,846 (COST $6,689)....    6,689
                                                                -------
TOTAL INVESTMENTS (133.3%) (COST $57,435).....................   57,788
                                                                -------

                                                   VALUE
                                                   (000)
--------------------------------------------------------

OTHER ASSETS (1.6%)
  Cash...............................  $      3
  Interest Receivable................       603
  Receivable for Investments Sold....        92
  Other Assets.......................         1  $   699
                                       --------
LIABILITIES (-34.9%)
  Payable for Investments
   Purchased.........................   (15,086)
  Professional Fees Payable..........       (13)
  Administrative Fees Payable........       (10)
  Custodian Fees Payable.............        (4)
  Payable for Daily Variation Margin
   on Futures........................        (3)
  Investment Advisory Fees Payable...        (2)
  Other Liabilities..................       (13) (15,131)
                                       --------  -------
NET ASSETS (100%)..............................  $43,356
                                                 -------
                                                 -------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 4,050,525 outstanding $0.001 par
  value shares (authorized 500,000,000
  shares)......................................  $ 10.70
                                                 -------
                                                 -------
NET ASSETS CONSIST OF:
Paid in Capital................................  $43,038
Accumulated Net Realized Loss..................      (41)
Unrealized Appreciation on Investments, Foreign
  Currency Translations and Futures
  Contracts....................................      359
                                                 -------
NET ASSETS.....................................  $43,356
                                                 -------
                                                 -------

----------------------------------------------------------------

(e)   --  144A Security -- certain conditions for public sale may exist.
(j) -- This security was pledged to cover margin requirements for future contracts.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1998. Maturity date disclosed is the ultimate maturity date.
IO    --  Interest Only
PO    --  Principal Only
REMIC  -- Real Estate Mortgage Investment Conduit
TBA   --  Security is subject to delayed delivery. See Note A6 to Financial
          Statements.
Floating Rate Security -- Interest rate changes on these instruments are based on changes in designated base rate. The rates shown are those in effect on December 31, 1998.
Inflation Indexed Security -- Security includes principal adjustment feature in which par amount adjusts with the Consumer Price Index to insulate bonds from the effects of inflation. The face amount shown is that in effect on December 31, 1998.

----------------------------------------------------------------

FUTURES CONTRACTS:

At December 1998, the following futures contracts were open:

                                                                        UNREALIZED
                                             AGGREGATE                 APPRECIATION
                                NUMBER      FACE VALUE   EXPIRATION   (DEPRECIATION)
                             OF CONTRACTS      (000)        DATE           (000)
                             -------------  -----------  -----------  ---------------
LONG:
U.S. Treasury 10 Year Note           4       U.S.$ 477       Mar-99     U.S.$   --
U.S. Treasury Long Bond             24           3,067       Mar-99             (2)
Municipal Bond                       7             875       Mar-99             --

SHORT:
U.S. Treasury 5 Year Note           25           2,834       Mar-99              8
                                                                      ---------------
                                                                        U.S.$    6
                                                                      ---------------
                                                                      ---------------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

------------
At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                            NET
 COST   APPRECIATION   (DEPRECIATION)   APPRECIATION
(000)      (000)           (000)           (000)
------  ------------   --------------   ------------
$57,436     $586            $(234)          $352

-------------------------------------------------------------------------

For the year ended December 31, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $44,769,000 and $22,775,000, respectively. Long-term U.S. Government securities purchases and sales were approximately $29,745,000 and $13,726,000, respectively.

At December 31, 1998, a significant portion of the Portfolio's assets were invested in mortgage and other asset backed investments. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts realized upon disposition of these securities may differ from the value reflected on the Statement of Net Assets and the differences could be material.
----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                              YEAR ENDED
                                       DECEMBER 31, 1998
                                                   (000)
--------------------------------------------------------

INVESTMENT INCOME:
  Interest                             $           1,670
                                                 -------
EXPENSES:
  Investment Advisory Fees                           110
  Less: Fees Waived                                  (93)
                                                 -------
  Net Investment Advisory Fees                        17
  Administrative Fees                                 74
  Professional Fees                                   33
  Shareholder Reports                                 50
  Custodian Fees                                      12
  Directors' Fees and Expenses                         2
  Other                                                5
                                                 -------
    Net Expenses                                     193
                                                 -------
Net Investment Income                              1,477
                                                 -------
NET REALIZED GAIN ON:
  Investments Sold                                   321
  Foreign Currency Transactions                        9
  Futures Contracts                                   45
                                                 -------
    Net Realized Gain                                375
                                                 -------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                        219
  Foreign Currency Translations                      (13)
  Futures Contracts                                    3
                                                 -------
    Change in Unrealized
     Appreciation/Depreciation                       209
                                                 -------
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                          584
                                                 -------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $           2,061
                                                 -------
                                                 -------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  PERIOD FROM
                                              YEAR ENDED  JANUARY 2, 1997* TO
                                       DECEMBER 31, 1998    DECEMBER 31, 1997
                                                   (000)                (000)
-----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $           1,477  $               534
  Net Realized Gain                                  375                  222
  Change in Unrealized
    Appreciation/Depreciation                        209                  150
                                                --------             --------
  Net Increase in Net Assets
    Resulting from Operations                      2,061                  906
                                                --------             --------
DISTRIBUTIONS:
  Net Investment Income                           (1,454)                (526)
  In Excess of Net Investment Income                 (30)
  Net Realized Gain                                 (332)                (150)
  In Excess of Net Realized Gain                    (157)
                                                --------             --------
  Total Distributions                             (1,973)                (676)
                                                --------             --------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                       31,577               20,590
 Distributions Reinvested                          1,973                  676
 Redeemed                                         (3,042)              (8,736)
                                                --------             --------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions                30,508               12,530
                                                --------             --------
 Total Increase in Net Assets                     30,596               12,760
NET ASSETS:
  Beginning of Period                             12,760                   --
                                                --------             --------
  End of Period (Including
    undistributed net investment
    income of $0 and $2,
    respectively)                      $          43,356  $            12,760
                                                --------             --------
                                                --------             --------
-----------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                            2,919                1,970
      Shares Issued on Distributions
       Reinvested                                    185                   65
      Shares Redeemed                               (279)                (810)
                                                --------             --------
    Net Increase in Capital Shares
     Outstanding                                   2,825                1,225
                                                --------             --------
                                                --------             --------
-----------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                    PERIOD
                                                      FROM
                                                   JANUARY
                                                        2,
                                           YEAR      1997*
                                          ENDED         TO
                                       DECEMBER   DECEMBER
SELECTED PER SHARE DATA AND RATIOS     31, 1998   31, 1997
----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $ 10.41    $ 10.00
                                       --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                   0.37       0.46
  Net Realized and Unrealized Gain        0.45       0.53
                                       --------   --------
  Total From Investment Operations        0.82       0.99
                                       --------   --------
DISTRIBUTIONS
  Net Investment Income                  (0.36)     (0.45)
  In Excess of Net Investment Income     (0.01)
  Net Realized Gain                      (0.11)     (0.13)
  In Excess of Net Realized Gain         (0.05)
                                       --------   --------
  Total Distributions                    (0.53)     (0.58)
                                       --------   --------
NET ASSET VALUE, END OF PERIOD         $ 10.70    $ 10.41
                                       --------   --------
                                       --------   --------
TOTAL RETURN                              7.90%      9.93%
                                       --------   --------
                                       --------   --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)      $43,356    $12,760
Ratio of Expenses to Average Net
  Assets                                  0.70%      0.70%**
Ratio of Net Investment Income to
  Average Net Assets                      5.37%      5.66%**
Portfolio Turnover Rate                    117%       185%
----------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                             $  0.02    $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets          1.04%      1.71%**
  Net Investment Income to Average
    Net Assets                            5.03%      4.65%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective January 6, 1999, the Fund's name changed to the Morgan Stanley Dean Witter Universal Funds, Inc. As of December 31, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). An additional Portfolio, the Money Market Portfolio, commenced operations on January 5, 1999.

The accompanying financial statements relate to the Fixed Income Portfolio. Please refer to the Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time is was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When a Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchased securities cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market- linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on portfolio securities or other financial instruments. A Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by the Portfolios of Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Miller Anderson & Sherrerd, LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                      FROM            MORE
     FIRST        $500 MILLION        THAN
 $500 MILLION     TO $1 BILLION    $1 BILLION
---------------  ---------------  -------------
       0.40%            0.35%           0.30%

MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.70%.

C. ADMINISTRATOR: Morgan Stanley Dean Witter Investment Management Inc. (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund.

D. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: At December 31, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Morgan Stanley Dean Witter Universal Funds, Inc.
(formerly Morgan Stanley Universal Funds, Inc.) --
Fixed Income Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc. -- Fixed Income Portfolio (hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 2, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 8, 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

For the year ended December 31, 1998, the Portfolio has designated a 20% long-term capital gain of approximately $108,000.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director,
  Morgan Stanley Dean Witter Investment Management Inc.
  and Morgan Stanley Dean Witter Investment Management
  Limited;
 Managing Director,
  Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal,
  Morgan Stanley Dean Witter Investment Management Inc.
  and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER

Karl O. Hartmann
ASSISTANT SECRETARY

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.